Exhibit 99.1





    CERTIFICATION PURSUANT TO
    18 U.S.C. SECTION 1350,
    AS ADOPTED PURSUANT TO
    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



            In connection with the accompanying annual report of Infotec Business Systems, Inc. (the "Company") on Form 10-KSB for the year ending April 30, 2003, as filed with the Securities and Exchange commission on the date hereof (the "Report"), I, Robert Danvers, chief executive officer and chief financial oficer of the Company, certify, pursuant to 18 U.S.C.
  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

       (1)  The  Report  fully complies with the  requirements  of
  Section  13(a) or 15(d) of the Securities Exchange Act of  1934;
  and

           (2)  The  information  contained in  the  Report  fully
       presents,   in   all  material  respects,   the   financial
       condition and results of operations of the Company.





  By: /s/ Robert Danvers
      ---------------------
     Robert Danvers
     Chief Executive Officer and
     Chief Financial Officer

     July 21, 2003